THE HARTFORD FINANCIAL SERVICES GROUP, INC.

________________________________________________________________________________



                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                      2000 PLANCO NON-EMPLOYEE OPTION PLAN

            450,000 SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE

________________________________________________________________________________




FEBRUARY, 2003

Optplanplancofeb2003!.doc

                                TABLE OF CONTENTS

General Information ...........................................................2

The Hartford Financial Services Group, Inc.
2000 PLANCO Non-Employee Option Plan ..........................................3





                               GENERAL INFORMATION

         Pursuant to The Hartford Financial Services Group, Inc. 2000 PLANCO Non-Employee Option Plan (the "Plan"), the committee administering the Plan may award non-qualified stock options. Reference is made to the text of the Plan herein for a complete description of awards permitted under the Plan and the relevant provisions and conditions applicable thereto.

         This prospectus does not cover resales of Common Stock acquired pursuant to the provisions of the Plan. Resales may be subject to restrictions or limitations imposed by the Securities Act of 1933 and the Securities Exchange Act of 1934.

         The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Furthermore, Section 401 of the Internal Revenue Code relating to certain qualified pension, profit-sharing and stock bonus plans does not apply to the Plan.

         Plan   participants   receive   information   with   respect  to  their
participation, including the date of grant, the exercise price, the amount exercisable and the expiration date.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                      2000 PLANCO NON-EMPLOYEE OPTION PLAN


1.       PURPOSE

         The  purpose  of The  Hartford  Financial  Services  Group,  Inc.  2000
Non-Employee Option Plan is to motivate and reward superior performance on the part of Key Individuals who render services on behalf of The Hartford and its affiliates and to thereby attract and maintain relationships with Key Individuals of superior ability. In addition, the Plan is intended to further opportunities for stock ownership by such Key Individuals in order to increase their proprietary interest in the Company and, as a result, their interest in the success of the Company. Awards may be made, in the discretion of the Committee, to Key Individuals whose responsibilities and decisions directly affect the performance of any Participating Company and its subsidiaries.

2.       DEFINITIONS

         When used herein, the following terms shall have the following meanings:

         "ACT" means the Securities Exchange Act of 1934, as amended.

         "OPTION AGREEMENT" means the written agreement evidencing each Option granted under the Plan.

         "BENEFICIAL OWNER" means any Person who, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" (within the meaning of Rule 13d-3 under the Act) of any securities of a company, including any such right pursuant to any agreement, arrangement or understanding (whether or not in writing), provided that: (i) a Person shall not be deemed the
                      --------------
Beneficial Owner of any security as a result of an agreement, arrangement or understanding to vote such security (A) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Act and the applicable rules and regulations thereunder, or (B) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Act and the applicable rules and regulations thereunder, in either case described in clause
(A) or (B) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Act (or any comparable or successor report); and (ii) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any security acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

         "BENEFICIARY"   means  the  beneficiary  or  beneficiaries   designated
pursuant to Section 10 to receive the amount, if any, payable under the Plan upon the death of an Option recipient.

         "BOARD" means the Board of Directors of the Company.

         "CHANGE OF CONTROL" means the occurrence of an event defined in Section 9 of the Plan.

         "CODE" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

         "COMMITTEE" means the Compensation and Personnel Committee of the Board or such member thereof or such other committee as may be designated by the Board to administer the Plan.

         "COMPANY" means The Hartford Financial Services Group, Inc. and its successors and assigns.

         "EMPLOYEE" means any person regularly employed by a Participating Company, but shall not include any person who performs services for a Participating Company as an independent contractor or under any other non-employee classification, or who is classified by a Participating Company as, or determined by a Participating Company to be, an independent contractor.

         "FAIR MARKET VALUE," unless otherwise indicated in the provisions of this Plan, means, as of any date, the composite closing price for one share of Stock on the New York Stock Exchange or, if no sales of Stock have taken place on such date, the composite closing price on the most recent date on which selling prices were quoted, the determination to be made in the discretion of the Committee.

         "KEY INDIVIDUAL" means an individual who is an independent contractor serving on the wholesale sales force in a Required Relationship with a Participating Company who is not an Employee of any Participating Company and whose responsibilities and decisions, in the judgment of the Committee, directly affect the performance of the Company and its affiliates.

         "OPTION" means a non-qualified Stock option awarded under Section 5 of the Plan to purchase Stock of the Company.

         "PARTICIPATING COMPANY" means the Company or any subsidiary or other affiliate of the Company.

         "PERSON" has the meaning ascribed to such term in Section 3(a)(9) of the Act, as supplemented by Section 13(d)(3) of the Act; provided, however, that Person shall not include (i) the Company, any subsidiary of the Company or any other Person controlled by the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or of any subsidiary of the Company, or (iii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of securities of the Company.

         "PLAN" means the The Hartford Financial Services Group, Inc. 2000 PLANCO Non-Employee Option Plan, as the same may be amended, administered or interpreted from time to time.

         "PLAN YEAR" means the calendar year.

         "REQUIRED RELATIONSHIP" means a relationship involving an insurance agent who is an exclusive agent of a Participating Company, or who derives more than 50% of his or her annual income from a Participating Company.

         "STOCK" means the Common Stock ($.01 par value) of the Company.

         "THE HARTFORD" means The Hartford Financial Services Group, Inc. and its successors and assigns.

3.       SHARES SUBJECT TO THE PLAN

         The aggregate number of shares of Stock which may be awarded under the Plan shall not exceed 450,000 shares of Stock, subject to adjustment as provided in Section 13.

         Subject to the above limitations, shares of Stock to be issued under the Plan may be made available from the authorized but unissued shares, or shares held by the Company in treasury or shares purchased in the open market.

         For the purpose of computing the total number of shares of Stock available for Options under the Plan and in applying the limitation in the preceding paragraph, there shall be counted against the foregoing limitations the number of shares of Stock subject to issuance upon exercise or settlement of Options determined as at the dates on which such Options are granted. If any Options under the Plan are forfeited, terminated, expire unexercised, are settled in cash in lieu of Stock or are exchanged for other Options, the shares of Stock which were theretofore subject to such Options shall again be available for awards under the Plan to the extent of such forfeiture, termination, expiration, cash settlement or exchange of such Options. Further, any shares that are exchanged (either actually or constructively) by optionees as full or partial payment to the Company of the purchase price of shares being acquired through the exercise of a Stock option granted under the Plan may be available for subsequent awards.

4.       GRANT OF OPTIONS AND OPTION AGREEMENTS

         (a) Subject to the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Key Individuals or groups of Key Individuals to whom Options are to be granted; (ii) determine the amount or number of shares of Stock subject to each Option; (iii) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; and (iv) determine the terms and conditions of each Option.

         (b) Each Option granted under the Plan shall be evidenced by an Option Agreement. Such Option Agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or required by the Committee.

5.       STOCK OPTIONS

         (a) The exercise period for a non-qualified Stock option shall not exceed ten years from the date of grant.

         (b) Unless otherwise determined by the Committee in its discretion, the Option price per share shall be not less than the Fair Market Value of one share of Stock on the date the Option is granted.

         (d) No part of any Option may be exercised until the Key Individual who has been granted the Option shall have remained in a Required Relationship with a Participating Company for such period after the date of grant as the Committee may specify, if any, and the Committee may further require exercisability in installments.

         (e) Except as provided in Section 9, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or Stock already owned by the optionee having a total Fair Market Value equal to the purchase price, or a combination of cash and Stock having a total fair market value, as so determined, equal to the purchase price. The Committee shall determine acceptable methods for tendering Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Stock to exercise an Option as it deems appropriate.

         (f)  In  case  of  a  termination  of  a  Key   Individual's   Required
Relationship, the following provisions shall apply:

                  (A) If a Key Individual who has been granted an Option shall die before such Option has expired, his or her Option may be exercised, to the extent that the Key Individual could have exercised such Option on the date of his or her death, by (i) the person or persons to whom the Key Individual's rights under the Option pass by will, or if no such person has such right, by his or her executors or administrators; or (ii) his or her Beneficiary designated pursuant to Section 10, at any time, or from time to time, in either case, within three (3) months after the date of the Key Individual's death, but not later than the expiration date of the Option specified in Section 5(b) above.

                  (B) Except as provided in Section 9, if the Key Individual's Required Relationship is terminated for cause as determined by the Committee, all Options shall be canceled coincident with the effective date of the termination of the Required Relationship.

                  (C) Except as provided in Section 9, if the Key Individual's Required Relationship terminates for any reason other than death or cause, he or she may exercise his or her Options, to the extent exercisable at the date of the termination of his or her Required Relationship, at any time, or from time to time, within three (3) months after the date of the termination of his or her Required Relationship, but not later than the expiration date specified in
Section 5(b) above. Any Options not so exercisable shall be cancelled coincident with the effective date of the termination of the Required Relationship.

         (g) No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by the Key Individual to whom the Option is granted (or his or her estate or designated Beneficiary).

8.       CERTIFICATES FOR SHARES OF STOCK

         (a) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

         (b) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

         (c) Each Key Individual who receives Stock in settlement of an Option shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Key Individual awarded an Option shall have any right as a shareholder with respect to any shares covered by his or her Individual Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

9.       CHANGE OF CONTROL

         (a) For purposes of this Plan, a Change of Control shall occur if:

                  (i) a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to
                           Section 13(d) of the Act disclosing that any Person, other than The Hartford or a subsidiary of The Hartford or any employee benefit plan sponsored by The Hartford or a subsidiary of The Hartford, is the Beneficial Owner of twenty percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;

                  (ii) any Person, other than The Hartford or a subsidiary of The Hartford or any employee benefit plan sponsored by The Hartford or a subsidiary of The Hartford shall purchase shares pursuant to a tender offer or exchange offer to acquire any stock of the Company (or securities convertible into stock) for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the Beneficial Owner, directly or indirectly, of fifteen percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Act in the case of rights to acquire stock);

                  (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company entitled to vote in the election of directors of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of such stock of the Company immediately prior to the consolidation or merger have the same proportionate ownership of common stock of the surviving corporation entitled to vote in the election of directors immediately after the consolidation or merger as immediately before, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or

                  (iv) within any 12 month period, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board of the Company or the board of directors of any successor to the Company, provided that any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director
                           (A) was elected to the Board of the Company by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause (iv), and (B) was not designated by a Person who has entered into an agreement with the Company to effect a transaction described in the immediately preceding clause (iii).

         (b) Notwithstanding any provisions in this Plan to the contrary, upon the occurrence of a Change of Control:

                  (i) Each Option outstanding on the date such Change of Control occurs, and which is not then fully vested and exercisable, shall immediately vest and become exercisable to the full extent of the original grant for the remainder of its term.

                  (ii) The surviving or resulting corporation may, in its discretion, provide for the assumption or replacement of each outstanding Option granted under the Plan on terms which are no less favorable to the optionee than those applicable to the Options immediately prior to the Change of Control. If the surviving or resulting corporation offers to assume or replace the Options, the optionee may elect to have his or her Options assumed or replaced, in whole or in part, or to surrender on the date the Change of Control occurs his or her Options, in whole or in part, for cash equal to the excess of the Formula Price as defined in Section 9(b)(v) hereof over the exercise price.

                  (iii) In the event the successor corporation does not offer to assume or replace the outstanding Options as described in Section 9(b)(ii) hereof, each Option will be exercised on the date such Change of Control occurs for cash equal to the excess of the Formula Price as defined in Section 9(b)(v) hereof over the exercise price.

                  (iv) If a Key Individual elects to have his or her Options assumed or replaced in accordance with clause (ii) above, and within the three (3) year period following the date of the Change of Control the following occurs: the Required Relationship of such Key Individual is involuntarily terminated other than in a Termination For Just Cause (as defined below), then such Key Individual's assumed or replaced Options shall remain exercisable in whole or in part for seven (7) months after the date of such termination (or until the expiration date for such Options, if earlier). Such assumed or replaced Options may be exercised for cash equal to the higher of (1) the
                                                              ------
                           excess of the Fair Market Value of the successor corporation's common stock on the date of such termination over the exercise price for such Options, or (2) the excess of the Formula Price (as defined below) of the Company's Stock on the date the Change of Control occurred over the exercise price for such Options.

                  (v) The following definitions shall apply for purposes of this Section 9 only:
                                          ----

                           "FORMULA  PRICE" means the highest of (A) the highest
                                                      -------
                           composite daily closing price of the Stock during the period beginning on the 60th calendar day prior to the Change of Control and ending on the date of such Change of Control, (B) the highest gross price paid for the Stock during the same period of time, as reported in a report on Schedule 13D filed with the Securities and Exchange Commission, or (C) the highest gross price paid or to be paid for a share of Stock (whether by way of exchange, conversion, distribution upon merger, liquidation or otherwise) in any of the transactions set forth in this Section as constituting a Change of Control.

                           "TERMINATION FOR JUST CAUSE" means a termination of the Required Relationship based on fraud, misappropriation or embezzlement on the part of the Key Individual which results in a final conviction of a felony.

         (c) In the event of a Change of Control, no amendment, suspension or termination of the Plan thereafter shall impair or reduce the rights of any person with respect to any Option granted under the Plan.

10.      BENEFICIARY

         (a) Each Key Individual may file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Option, if any, payable under the Plan upon his or her death. A Key Individual may from time to time revoke or change his or her

Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the death of the Key Individual and in no event shall it be effective as of a date prior to such receipt.

         (b) If no such Beneficiary designation is in effect at the time of the death of a Key Individual or if no designated Beneficiary survives the Key Individual or if such designation conflicts with law, the estate of the Key Individual shall be entitled to receive the Option, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Option, the Company may retain such Option, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may deliver such Option into any court of appropriate jurisdiction and such delivery shall be a complete discharge of the liability of the Company therefor.

11.      ADMINISTRATION OF THE PLAN

         (a) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

         (b) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes.

         (c) The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Key Individuals, whether or not such Key Individuals are similarly situated.

         (d) The Committee may, in its sole discretion, delegate such of its powers as it deems appropriate to the Committee Chairman, the chief executive officer or other members of senior management.

         (e) If a Change of Control has not occurred and if the Committee determines that a Key Individual has taken action inimical to the best interests of any Participating Company, the Committee may, in its sole discretion, terminate in whole or in part such portion of any Option as has not yet become exercisable at the time of termination.

12.      AMENDMENT, EXTENSION OR TERMINATION

         The Board or the Committee may, at any time, amend or terminate the Plan for any reason as determined in their sole discretion.

13.      ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK

         In the event of any reorganization, merger, recapitalization, consolidation, liquidation, Stock dividend, Stock split, reclassification, combination of shares, rights offering, split-up or extraordinary dividend (including a spin-off) or divestiture, or any other change in the corporate structure or shares of Stock, the Committee may make such adjustment in the Stock subject to purchase by an Option, or the terms, conditions or restrictions on Options, including the price payable upon the exercise of such Option and the number of shares subject to Option, as the Committee deems equitable.

14.      MISCELLANEOUS

         (a) Except as provided in Section 9, nothing in this Plan or any Option granted hereunder shall confer upon any Key Individual any right to continue in a Required Relationship or any other relationship with any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her Required Relationship or any other relationship at any time. No Option payable under the Plan shall be deemed salary or compensation or other amount payable to an Employee for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its Employees. No Key Individual shall have any claim to an Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts.

         (b) The Committee may cause to be made, as a condition precedent to the payment of any Option, or otherwise, appropriate arrangements with the Key Individual or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes determined applicable by the Committee in its sole discretion.

         (c) The Plan and the grant of Options shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

         (d) The terms of the Plan shall be binding upon the Company and its successors and assigns.

         (e) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

15.      EFFECTIVE DATE AND TERM OF PLAN

         The effective date of the Plan shall be July 20, 2000. No Option shall be granted under this Plan after the Plan's termination date. The Plan's termination date shall be July 20, 2010. The Plan will continue in effect for existing Options as long as any such Option is outstanding.